                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIRES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 11, 1999


                      Favorite Brands International, Inc.
              and the Guarantors identified in Footnote (1) below
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      333-67221                 75-2608980
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

           2121 Waukegan Road, Bannockburn, Illinois       60015
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)      (Zip Code)

  1) The following domestic direct subsidiaries of Favorite Brands International, Inc. are Guarantors of the Company's Senior Notes and are Co-Registrants, each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated: Trolli Inc., a Delaware corporation (52-1716800) and Sather Trucking Corp., a Delaware corporation (41-1849044).

Registrant's telephone number, including area code: (847) 405-5800

Item 5. Other Events

As disclosed on Form 8-K filed on April 14, 1999 with the Securities and Exchange Commission (the "Commission"), on March 30, 1999 Favorite Brands International Inc. (the "Company") filed in the United States Bankruptcy Court (the "Court") for the District of Delaware voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, case number 99-726 (PJW).

The Company is not filing its report on Form 10-Q for the quarter ended March 27, 1999, as it currently has a No-Action letter pending with the Commission seeking relief from Form 10-Q and Form 10-K filings as required by the Securities Exchange Act of 1934, as amended. The Company's request was filed with the Commission on April 26, 1999.

In lieu of filing Forms 10-Q and Forms 10-K, the Company is proposing to file under cover of a Form 8-K, copies of monthly operating reports filed with the United States Trustee's office and the United States Bankruptcy Court for the District of Delaware within fifteen days after such filing. As of May 11, 1999, the filing date for the Company's report on Form 10-Q for the quarter ended March 27, 1999, the Company has not received the Commission's response regarding the No-Action letter filed. Accordingly, the Company is filing certain financial information on Form 8-K for the third quarter of fiscal year 1999.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a) Financial Statements of Businesses Acquired.  Not applicable.

   (b) Pro Forma Financial Information.  Not applicable.

   (c) Exhibits.

       99.1 Consolidated Financial Statements (Unaudited)

            Consolidated Balance Sheets as of March 27, 1999 and June 27, 1998.

            Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended March 27, 1999 and March 28, 1998.





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Favorite Brands International, Inc.


Dated: May 11, 1999             By:  /s/ Steven F. Kaplan
                               -------------------------------------------------
                                     President, Chief Operating Officer and
                                     Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.          Description of Exhibit
--------------------------------------------------------------------------------

99.1                 Consolidated Financial Statements (Unaudited):

                     Consolidated Balance Sheets as of March 27, 1999 and June
                     27, 1998;

                     Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended March 27, 1999 and March 28, 1998